SECURITY AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Security Agreement”), dated as of December 4, 2007, by AirGATE Technologies, Inc., a Texas corporation (“Grantor”), in favor of Samson Investment Company, as Collateral Agent (as defined below) and the Secured Parties (as defined herein).

INTRODUCTION

This Security Agreement is executed in connection with the transactions described in that certain Securities Purchase Agreement dated as of December 4, 2007 by and among The X-Change Corporation, a Nevada corporation (the “Company”), Grantor, and the Secured Parties (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings specified in the Purchase Agreement. All terms used herein and defined in the UCC (as defined below) shall have the same definitions herein as specified therein.

Grantor is a wholly-owned subsidiary of the Company, and as such, will benefit from the transactions contemplated by the Purchase Agreement.

To induce each of the Secured Parties to enter into the Purchase Agreement and the Related Agreements, and to purchase from the Company the Notes and the Warrants (each of the foregoing, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively the “Transaction Documents” and each, individually, a “Transaction Document”), Grantor hereby agrees as follows:

Section 1. Appointment of Collateral Agent. Each of the Purchasers hereby appoints Samson Investment Company to act on its behalf as the collateral agent (the “Collateral Agent”) hereunder and under the Guaranty (as defined below) and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

Section 2. Grant of Security Interest.

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2.1. Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the obligations of Grantor (the “Secured Obligations”) under that certain Guaranty Agreement dated as of December 4, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”) made by Grantor in favor of the Collateral Agent, for the ratable benefit of the Holders (as defined in the Notes, and together with the Collateral Agent, each, a “Secured Party”, and collectively, the “Secured Parties”), hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest in, all of its right, title and interest in, to and under the following property now owned or at any time hereafter acquired by Grantor or in which Grantor now has or at any time in the future may acquire any right, title or interest: (a) all Chattel Paper, all Electronic Chattel Paper, all Goods, all Accounts, all Commercial Tort Claims, all Promissory Notes, all Deposit Accounts, all Documents, all Equipment, all Fixtures, all General Intangibles, all Instruments, all Intellectual Property (as defined below), all Inventory, all Investment Property, all Letter-of-Credit-Rights, all Records, all Supporting Obligations, and any other personal property of Grantor, (b) all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefore, and all insurance and/or other Proceeds thereof (the items referred to in clauses (a) and (b) above, the “Collateral”). For all purposes hereunder, “Intellectual Property” shall mean all intellectual and similar property of Grantor of every kind and nature now owned or hereafter acquired by Grantor, including (i) inventions, designs, all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country, all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein (all items described in this clause (i), “Patents”); (ii) all agreements providing for the grant by or to Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent; (iii) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, together with the goodwill pertaining to any of the foregoing (all items described in this clause (iii), “Trademarks”); (iv) all agreements providing for the grant by or to Grantor of any right to use any Trademark; (v) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and all registrations and applications for registration of any such copyright in the United States or any other country and all extensions and renewals thereof, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (all items described in this clause (v), “Copyrights”); (vi) all agreements naming Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright; (vii) any and all domain names and domain name registrations, trade secrets, confidential or proprietary technical and business information, know-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, licenses for any of the foregoing and all license rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing, and (viii) including, without limitation, any of the foregoing set forth on Schedule I hereto.

2.2. Notwithstanding anything to the contrary contained herein, this Security Agreement shall not constitute nor evidence a grant of a security interest, collateral assignment or any other type of lien in any property or assets to the extent that Grantor is prohibited from granting a security interest in, pledge of, or charge, mortgage or lien upon any such property or assets by reason of (a) an existing and enforceable negative pledge provision or (b) applicable law to which Grantor is subject, except (in the case of either of the foregoing clauses (a) and (b)) to the extent such prohibition is ineffective under the UCC.

Section 3. Representations and Warranties. In addition to the representations and warranties made by Grantor under the Purchase Agreement and any other Transaction Document, Grantor hereby makes the following representations and warranties to the Collateral Agent and each of the Secured Parties:

(a) Except for the lien granted pursuant to this Security Agreement and Permitted Liens, Grantor owns each item of the Collateral free and clear of any and all liens, encumbrances or claims of others. Grantor (x) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (y) has rights in or the power to transfer each other item of Collateral in which a lien is granted by it hereunder, free and clear of any other lien or encumbrance (other than Permitted Liens).

(b) The security interest granted pursuant to this Security Agreement constitutes a valid and continuing perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in all Collateral subject, in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, to the filing of such financing statements with the appropriate Secretaries of State (or similar governmental authority). Such security interest shall be prior to all other liens on the Collateral.

(c) Grantor’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of Grantor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule II hereto.

(d) No consent or approval of, notice to or filing with any governmental authority or any other person or entity or any consent from any person or entity is required for the exercise by the Collateral Agent of its rights provided for in this Security Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Security Agreement, including the transfer of any Collateral, except for (i) filings necessary to perfect and maintain the perfection of the liens granted under this Security Agreement, and (ii) the approvals, consents, and authorizations which have been duly obtained, taken, given, or made and are in full force and effect.

(e) This Security Agreement constitutes the legal, valid and binding obligation of Grantor enforceable against Grantor in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights.

(f) Neither the execution of this Security Agreement nor the performance of the obligations created hereunder will conflict with or result in a breach of any other agreement or instrument to which Grantor is a party or by which it is bound or be in violation or default of any statute, rule, or decree of any court, administrative agency or governmental body to which it may be subject. Grantor is not in default with respect to any indenture, loan agreement, mortgage, lease, deed or other similar agreement to which it is a party or by which it is bound; and

(g) The consummation of the transactions between the Company and each of the Secured Parties contemplated by the Transaction Documents is of value to Grantor and is reasonably expected to benefit Grantor directly or indirectly, and is in furtherance of Grantor’s business interests.

Section 4. Covenants and Agreements.

4.1. Grantor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Security Agreement; provided, that Grantor shall not be required to pay any such tax, license fee, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which Grantor has provided adequate reserves in accordance with GAAP. At its option, the Collateral Agent may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Security Agreement. Grantor agrees to reimburse the Collateral Agent, on demand, for all costs and expenses incurred by it in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Secured Obligations.

4.2. Grantor shall, at all times, keep accurate and complete records of the Collateral, and the Collateral Agent shall have the right to inspect, and make copies of all of Grantor’s books and records relating to the Collateral during normal business hours, after giving Grantor reasonable prior notice.

4.3. Grantor agrees, at its own expense, to keep the Collateral insured with companies reasonably acceptable to the Collateral Agent for such amounts and against such hazards as is usually carried by companies engaged in similar business and owning similar properties in the same general jurisdictions or regions that Grantor operates, with losses under the policies payable to the Collateral Agent or its assigns, if any, for the benefit of the Secured Parties. The Collateral Agent shall be named as an additional insured under all such insurance policies with loss payable clauses under said policies payable in the Collateral Agent’s favor, for the benefit of the Secured Parties. Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact, such appointment to be exercised after the occurrence and during the continuance of an Event of Default (as defined below), to make proof of loss and claims for insurance and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made with respect to such insurance policies. Grantor may not make adjustments with insurers except with the Collateral Agent’s prior written consent. The policies will provide that the insurance may not be altered or canceled by the insurer until after 30 days written notice to the Collateral Agent. Upon the request of the Collateral Agent, Grantor shall deliver to the Collateral Agent evidence reasonably satisfactory to the Collateral Agent that Grantor is in compliance with all insurance requirements set forth in this Security Agreement, which evidence so requested may include insurance certificates from each relevant insurer. In the event of damage to or loss, secretion, destruction or theft of the Collateral, or any portion of the Collateral, whether in whole or in part, upon request of the Collateral Agent Grantor will pay to the Collateral Agent, for the benefit of the Secured Parties, the amount of all Secured Obligations attributable to such Collateral, or of the portion of the Secured Obligations attributable to such Collateral so affected if the value and use of the remainder of the Collateral are not affected at the time of such occurrence (except to the extent that the Collateral Agent, for the benefit of the Secured Parties, indefeasibly receive proceeds of insurance covering such Collateral). The Collateral Agent may, at its option, apply proceeds of insurance, in whole or in part: (i) to repair or comparably replace the Collateral or any portion of it; or (ii) to satisfy any of the Secured Obligations attributable to such Collateral pursuant to any Transaction Document.

4.4. Grantor hereby agrees with the Collateral Agent for the benefit of the Secured Parties from the date hereof until such date as the Secured Obligations are indefeasibly paid in full in cash that Grantor will (a) use the Collateral only in its trade or business; (b) maintain all of the tangible Collateral in good operating order and repair, normal wear and tear excepted; (c) use and maintain the Collateral only in compliance with any applicable manufacturers recommendations and all applicable laws; (d) keep all of the Collateral free and clear of any and all liens, claims and encumbrances, including purchase money security interests, other than those in favor of the Collateral Agent for the benefit of the Secured Parties and Permitted Liens; (e) remain the sole owner of the Collateral and not sell, lease, mortgage, hypothecate, license, grant a security interest in or otherwise transfer or encumber any of the Collateral; (f) not change its state of incorporation or its name as it appears in official filings in the state of its incorporation without giving the Collateral Agent at least 60 days’ prior written notice; and (g) promptly notify the Collateral Agent of (i) any of the Collateral having a value, either independently or in the aggregate, in excess of $25,000 being lost, stolen, missing, destroyed, materially damaged or worn out or (ii) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

4.5. Grantor agrees, on request of the Collateral Agent, to furnish to the Collateral Agent such further information, to execute and deliver to the Collateral Agent such documents and instruments (including UCC financing statements) and to do such other acts and things as the Collateral Agent may at any time reasonably request relating to the perfection or protection of the security interest in the Collateral created by this Security Agreement or for the purpose of carrying out the intent of this Security Agreement. Without limiting the foregoing, Grantor shall cooperate and do all acts deemed necessary or advisable by the Collateral Agent to maintain a perfected first priority security interest in the Collateral and shall obtain and furnish to the Collateral Agent any subordinations, releases, landlord, lessor, bailee or mortgagee waivers, control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, the Collateral Agent. Grantor will warrant and defend the Collateral and the Collateral Agent against all claims by all persons in connection with the Secured Obligations.

4.6. Grantor authorizes the Collateral Agent to file financing statements, continuations, and amendments thereto describing the Collateral and containing any other information required by the applicable UCC, in such form and substance as the Collateral Agent, in its sole discretion, may determine, including a description of the Collateral as “all assets of the debtor” or similar designation. Grantor irrevocably grants to the Collateral Agent the power, exercisable after the occurrence and during the continuance of an Event of Default (as defined below), to sign Grantor’s name and generally to act on behalf of Grantor to execute and file applications for title, transfers of title, financing statements, notices of lien, demands for terminations or other security interests in any of the Collateral and other documents pertaining to any or all of the Collateral. This power is coupled with an interest and is irrevocable during such time as any of the Secured Obligations are outstanding. Upon request of the Collateral Agent, Grantor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to the Collateral Agent such certificate showing the lien of this Security Agreement with respect to the Collateral. Grantor ratifies its prior authorization for the Collateral Agent or any Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the UCC, if filed prior to the date hereof.

Section 5. Remedies.

5.1. Upon the occurrence of an event of default under any Transaction Document (an “Event of Default”), the Collateral Agent shall have all of the rights and remedies of a secured party under the UCC, and under any other applicable law and in equity. Without limiting the foregoing, the Collateral Agent shall have the right to:

(a) declare any or all of the Secured Obligations to be immediately due and payable, without demand or notice to the Company, Grantor or any other person liable for the Secured Obligations;

(b) require Grantor to promptly assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties;

(c) take possession of the Collateral and remove same from its existing location(s) without notice to or consent of Grantor (and Grantor irrevocably authorizes the Collateral Agent to do so); and store and/or dispose (by public sale or otherwise) of the Collateral at its then existing location(s) at no charge to the Collateral Agent;

(d) sell or lease any or all items of Collateral at public or private sale or lease at such time or times as the Collateral Agent may determine and if notice thereof is required by law, any notice in writing of any such sale or lease by the Collateral Agent to Grantor not less than 10 days prior to the date thereof shall constitute reasonable notice thereof to Grantor;

(e) otherwise lease, dispose of, hold, use, operate, or keep idle such Collateral, all as the Collateral Agent, in its sole discretion, may determine; and

(f) have the right to bid on and purchase the Collateral at any public or private sale.

5.2. The cost of removal and turnover, including all transportation, of the Collateral upon the occurrence of an Event of Default will be at Grantor’s expense. If Grantor makes modifications to the site after the Collateral has been installed which impede the removal of the Collateral, the cost of removing the impediments and restoring the site will be at Grantor’s expense. If, following an Event of Default, the Collateral Agent exercises its right to demand that Grantor turn over the Collateral to the Collateral Agent, the Collateral will be turned over to the Collateral Agent or its assigns, in the same condition and appearance as when received by Grantor (reasonable wear and tear excepted) and in good working order and condition, operable in accordance with any applicable supplier’s then prevailing performance specifications.

5.3. After deducting all expenses of retaking, repairing, holding, transporting, initially selling the Collateral, the net proceeds (if any) from such sale by the Collateral Agent shall be applied against Grantor’s obligations in the following priorities: (a) first, to pay all fees, if any, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Collateral Agent) payable to the Collateral Agent in its capacity as such; (b) second, to pay the Collateral Agent’s costs, charges and expenses in taking, removing, holding, repairing, selling and disposing of the Collateral and any other expenses due and payable hereunder; (c) third, to the extent not previously paid by the Company, Grantor or any other person or entity liable therefore, to pay the Secured Parties all amounts owing in respect of the Secured Obligations, ratably among such Secured Parties in proportion to the respective amounts described in this clause (c) payable to them; and (d) lastly, any surplus shall be delivered to the person lawfully entitled thereto. The Collateral Agent shall have the right to seek any deficiency from Grantor notwithstanding the Collateral Agent’s repossession of the Collateral, or the Collateral Agent’s initial or subsequent sale of the Collateral to a third party.

5.4. The foregoing remedies are cumulative and nonexclusive of any other rights and remedies that the Collateral Agent may have under any other agreement or at law or in equity and may be exercised individually or concurrently, any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity, or under statute. Except as expressly provided otherwise herein, Grantor waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising, and any other notice required to be given under the UCC. The Collateral Agent shall have no obligation to marshal any of the Collateral.

5.5. As used herein, the term “UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Texas, provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state referred to above, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Security Agreement relating to such perfection or priority and for purposes of definitions related to such provisions.

Section 6. Waiver of Certain Rights. Grantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, acceptance, demand, requirements for any demand or notice hereunder or other requirements of any kind with respect to any Secured Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable and any other notice in respect of the Secured Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Company, Grantor or any other person or entity liable for the Secured Obligations.

Section 7. Reinstatement. Grantor agrees that, if any payment made by the Company or any other person or entity liable for the Secured Obligations and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by Collateral Agent or any Secured Party to such person or entity, its estate, trustee, receiver or any other party, including Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any lien or encumbrance or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any lien or encumbrance or other Collateral securing Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing, such lien or encumbrance or other Collateral shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Grantor in respect of any lien or encumbrance or other Collateral securing such obligation or the amount of such payment.

Section 8. Amendments and Waivers.

8.1. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.5 of the Purchase Agreement and Section 8 of each Note; provided that no amendment hereto which affects the rights, duties or obligations of the Collateral Agent shall be effective without the prior written consent of the Collateral Agent and provided further that this Security Agreement may be amended without the consent of any Person other than the Collateral Agent in order to add one or more additional Secured Parties hereto as such.

8.2. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent would otherwise have on any future occasion.

Section 9. Remedies Cumulative. The rights and remedies of the Collateral Agent hereunder are cumulative and nonexclusive of any other rights and remedies that the Collateral Agent or any other Secured Party may have under any other agreement or at law or in equity and may be exercised individually or concurrently, any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity, or under statute.

Section 10. Collateral Agent.

10.1. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the Guaranty. Without limiting the generality of the foregoing, the Collateral Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing; and

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Guaranty, provided that the Collateral Agent shall not be required to take any action (i) that in its reasonable opinion is or may be contrary to law or to the terms of this Security Agreement or any other Transaction Document or any other agreement or instrument relating to the Collateral, or which might or would in its reasonable opinion subject it or any of its directors, officers, employees or agents to personal or financial liability or (ii) unless it is indemnified hereunder to its satisfaction (and if any indemnity should become, in the determination of the Collateral Agent, inadequate, the Collateral Agent may call for additional indemnity and cease to act until such additional indemnity is given); and

10.2. The Collateral Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Secured Parties (as defined below) or (ii) in the absence of its own gross negligence or willful misconduct.

10.3. The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Security Agreement or any other Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Security Agreement, any other Transaction Document or any other agreement, instrument or document, or the creation, perfection or priority of any lien purported to be created by the Transaction Documents, or (v) the value or the sufficiency of any Collateral, and the Collateral Agent shall incur no liability or responsibility in respect of the foregoing. The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or for perfecting or maintaining the perfection of its security interest in the Collateral purported to be granted hereby or otherwise as to the maintenance of the Collateral or any filings, including filings of UCC continuation statements.

10.4. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may, in its sole discretion, retain counsel, independent accountants and other experts selected by it and may act in reliance upon the advice of such counsel, independent accountants and other experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall be held harmless and shall not be liable for any action taken or omitted to be taken by it in good faith in reliance upon or in accordance with the statements and advice of such counsel (or counsel to Grantor), accountants and other experts.

10.5. The Collateral Agent may at any time give notice of its resignation to the Secured Parties. Upon receipt of any such notice of resignation, the Required Secured Parties (as defined below) shall have the right to appoint a successor. If no such successor shall have been so appointed by the Required Secured Parties and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may on behalf of the Secured Parties, appoint a successor Collateral Agent; provided that if the retiring Collateral Agent shall notify the Secured Parties that no Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the Guaranty and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Secured Party directly, until such time as the Required Secured Parties appoint a successor Collateral Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the Guaranty (if not already discharged therefrom as provided above in this Section). After the retiring Collateral Agent’s resignation, the provisions of Sections 10 and 16 shall continue in effect for the benefit of such retiring Collateral Agent and its related parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. For all purposes hereunder, the “Required Secured Parties” shall mean one or more Secured Parties holding Tranche A Notes and Tranche B Notes representing greater than seventy-five percent (75%) of the aggregate principal amount of all Tranche A Notes and Tranche B Notes then outstanding.

10.6. The Collateral Agent, in its individual capacity, may accept deposits from, lend money to and generally engage in any kind of business with the Company, Grantor and their respective affiliates as if it were not the collateral agent of the Secured Parties.

10.7. The Collateral Agent shall not be accountable for the use or application by any Person of disbursements properly made by the Collateral Agent in conformity with the provisions of this Security Agreement.

10.8. The Collateral Agent may exercise any of its duties hereunder by or through agents or employees. No provision of this Security Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any duties hereunder or in the exercise of any rights and powers hereunder unless the Collateral Agent is provided with an indemnity from the Grantor or one or more of the Secured Parties, satisfactory to the Collateral Agent in its sole discretion.

10.9. In no event shall the Collateral Agent be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 11. Successors and Assigns. This Security Agreement shall be binding upon the successors and assigns of Grantor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns; provided, however, that Grantor may not assign, transfer or delegate any of its rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent.

Section 12. Notices. All notices to be given in connection with this Security Agreement shall be addressed to the parties at their respective addresses set forth in Section 9.7 of the Purchase Agreement and shall be effected in the manner provided for in such Section 9.7 of the Purchase Agreement.

Section 13. Counterparts. This Security Agreement may be executed in any number of counterparts, including without limitation delivery by facsimile or electronic transmission, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

Section 14. Severability. Any provision of this Security Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Security Agreement or any part of such provision in any other jurisdiction.

Section 15. GOVERNING LAW AND JURISDICTION. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS RULES OR PRINCIPLES THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SERVING DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ANY ACTION ARISING OUT OF THIS SECURITY AGREEMENT, OR THE SUBJECT MATTER HEREOF. ALL PARTIES HERETO AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS, WAIVE TRIAL BY JURY, AND WAIVE ANY DEFENSE OR CLAIM OF FORUM NON CONVENIENS.

Section 16. EXPENSES; INDEMNIFICATION PROVISIONS.

16.1. GRANTOR SHALL PAY TO THE COLLATERAL AGENT, FROM TIME TO TIME, ALL REASONABLE OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING THE REASONABLE FEES AND EXPENSES OF COUNSEL) OF THE COLLATERAL AGENT (A) ARISING IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, OR MODIFICATION OF THIS SECURITY AGREEMENT, THE GUARANTY AND/OR THE ENFORCEMENT OF ANY OF THE PROVISIONS HEREOF OR THEREOF OR (B) INCURRED IN CONNECTION WITH THE ADMINISTRATION OF THE COLLATERAL, THE SALE OR OTHER DISPOSITION OF SUCH COLLATERAL PURSUANT TO THE TRANSACTION DOCUMENTS AND/OR THE PRESERVATION, PROTECTION OR DEFENSE OF THE COLLATERAL AGENT’S RIGHTS UNDER THIS SECURITY AGREEMENT OR THE GUARANTY AND IN AND TO SUCH COLLATERAL. GRANTOR SHALL PAY THE REASONABLE FEES AND EXPENSES OF THE COLLATERAL AGENT’S COUNSEL.

16.2. GRANTOR SHALL INDEMNIFY AND HOLD HARMLESS THE COLLATERAL AGENT (WHICH SHALL INCLUDE, WITH RESPECT TO THIS SECTION 16.2, ITS DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS) FROM ANY PRESENT OR FUTURE CLAIM FOR LIABILITY FOR ANY STAMP OR OTHER SIMILAR TAX AND ANY PENALTIES OR INTEREST WITH RESPECT THERETO, THAT MAY BE ASSESSED, LEVIED OR COLLECTED BY ANY JURISDICTION IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY COLLATERAL. GRANTOR SHALL PAY, OR REIMBURSE THE COLLATERAL AGENT FOR, ANY AND ALL AMOUNTS IN RESPECT OF, ALL SEARCH, FILING, RECORDING AND REGISTRATION FEES, TAXES, EXCISE TAXES AND OTHER SIMILAR IMPOSTS PAYABLE IN RESPECT OF THE EXECUTION, DELIVERY, PERFORMANCE AND/OR ENFORCEMENT OF THIS SECURITY AGREEMENT.

16.3. GRANTOR DOES HEREBY FURTHER AGREE TO PAY UPON DEMAND ALL LOSSES, COSTS, REASONABLE ATTORNEYS’ FEES AND EXPENSES WHICH MAY BE SUFFERED BY THE COLLATERAL AGENT AND EACH SECURED PARTY BY REASON OF THE COMPANY’S EVENT OF DEFAULT (AS DEFINED IN ANY TRANSACTION DOCUMENT) UNDER ANY TRANSACTION DOCUMENT OR ANY DEFAULT OF GRANTOR UNDER THIS SECURITY AGREEMENT. GRANTOR HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE COLLATERAL AGENT, EACH SECURED PARTY, THEIR AFFILIATES AND THEIR RESPECTIVE PRINCIPALS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS AND THIRD-PARTY ADVISORS (EACH, AN “INDEMNIFIED PARTY”) (ON AN AFTER-TAX BASIS) FROM AND AGAINST ANY AND ALL LOSSES, DISPUTES, PENALTIES, CLAIMS, EXPENSES (INCLUDING, WITHOUT LIMITATION, LEGAL EXPENSES) DAMAGES, AND LIABILITIES (INCLUDING WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES) OF WHATSOEVER KIND AND NATURE (INCLUDING THOSE ARISING OUT OF THE INDEMNIFIED PARTY’S NEGLIGENCE) ARISING OUT OF, IN CONNECTION WITH, OR RELATING TO THIS SECURITY AGREEMENT AND THE TRANSACTION DOCUMENTS (“CLAIMS”), REGARDLESS OF WHETHER SUCH INDEMNIFIED PARTY IS A PARTY THERETO; PROVIDED, HOWEVER, THAT NO INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNITY HEREUNDER IN RESPECT OF ANY CLAIM TO THE EXTENT THAT THE SAME IS FOUND BY A FINAL, NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED DIRECTLY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY. ALL REPRESENTATIONS AND WARRANTIES MADE IN THIS SECURITY AGREEMENT SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, AND GRANTOR’S OBLIGATIONS UNDER THIS SECTION 16 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS SECURITY AGREEMENT.

16.4. TO THE EXTENT THAT GRANTOR FAILS TO PAY TO THE COLLATERAL AGENT ANY AMOUNTS PAYABLE TO THE COLLATERAL AGENT PURSUANT TO THIS SECTION 16, EACH SECURED PARTY SHALL BE SEVERALLY LIABLE IN PROPORTION TO THE AMOUNT OF NOTES HELD BY IT AND SHALL PAY AND INDEMNIFY AND HOLD THE COLLATERAL AGENT AND EACH OF THE OFFICERS, EMPLOYEES, DIRECTORS AND AGENTS THEREOF HARMLESS FROM AND AGAINST, ANY AND ALL LIABILITIES (INCLUDING LIABILITIES FOR PENALTIES AND LIABILITIES ARISING OR RESULTING FROM ACTIONS OR SUITS), OBLIGATIONS, LOSSES, JUDGMENTS, DEMANDS, DAMAGES, CLAIMS, COSTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, THE COLLATERAL AGENT OR ANY SUCH OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN ANY WAY RELATING TO OR ARISING OUT OF THE EXECUTION, DELIVERY, AMENDMENT, ENFORCEMENT, PERFORMANCE AND/OR ADMINISTRATION OF THIS SECURITY AGREEMENT AND/OR THE GUARANTY (AND ANY AGREEMENTS RELATED THERETO), INCLUDING REASONABLE FEES AND EXPENSES OF COUNSEL AND OTHER EXPERTS; PROVIDED, HOWEVER, THAT NO SECURED PARTY SHALL BE LIABLE FOR THE PAYMENT OF ANY PORTION OF SUCH LIABILITIES (INCLUDING LIABILITIES FOR PENALTIES AND LIABILITIES ARISING OR RESULTING FROM ACTIONS OR SUITS), OBLIGATIONS, LOSSES, JUDGMENTS, DEMANDS, DAMAGES, CLAIMS, COSTS OR EXPENSES OF THE COLLATERAL AGENT OR ANY SUCH OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS TO THE EXTENT THAT THE SAME ARE FOUND BY A FINAL, NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED DIRECTLY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE COLLATERAL AGENT, OR ANY SUCH OFFICERS, EMPLOYEES, DIRECTORS, OR ANY AGENTS. THE INDEMNIFICATION SET FORTH IN THIS SECTION 16.4 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE RESIGNATION OR REMOVAL OF THE COLLATERAL AGENT.

Section 17. ENTIRE AGREEMENT. THIS SECURITY AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

Section 18. Termination. Upon the indefeasible repayment in full in cash of all Secured Obligations, the Collateral shall be released from the lien and security interest created hereby and this Security Agreement and all obligations (other than those expressly stated to survive such termination) of Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to Grantor. Grantor is hereby authorized to file UCC amendments at such time evidencing the termination of the liens and security interests so released. At the request of Grantor following any such termination, the Collateral Agent shall deliver to Grantor any Collateral of Grantor held by the Collateral Agent hereunder and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination, all at the cost and expense of Grantor.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

AIRGATE TECHNOLOGIES, INC.
as Grantor By:	/s/ George DeCourcy

Name: George DeCourcy Its: Chief Financial Officer

ACCEPTED AND AGREED
as of the date first above written:

SAMSON INVESTMENT COMPANY,

as Collateral Agent

By: /s/ Stacy Schusterman

Name: Stacy Schusterman Its: Chief Executive Officer

SAMSON INVESTMENT COMPANY

By: /s/ Stacy Schusterman

Name: Stacy Schusterman Its: Chief Executive Officer

IRONMAN PI FUND (QP), L.P.

By: IRONMAN ENERGY PARTNERS, L.P.,
its general partner

By: IRONMAN CAPITAL MANAGEMENT, LLC,

its general partner

By: /s/ G. Bryan Dutt

Name: G. Bryan Dutt Its: President

JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, LP

By: /s/ George R. Jarkesy, Jr.

Name: George R. Jarkesy, Jr.

Its: Managing Partner